UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2013

DETHRONE ROYALTY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-170393	27-3566307
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5137 E. Armor St., Cave Creek, AZ 85331
 (Address of principal executive offices) (Zip code)

602.326.8290
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On October 10, 2013, Dethrone Royalty Holdings, Inc. (the “Company”), entered into a securities purchase agreement (the “SPA”) with an investor (“Investor”), pursuant to which the Investor purchased a master promissory note (the “Master Note”) with a principal balance of $48,000 for a purchase price of $40,000 at an original issuance discount of $4,000.  The Company also agreed to pay $4,000 worth of legal, accounting and due diligence costs to the Investor.

Pursuant to the Master Note, the Investor has the right, solely in the Investor’s discretion, to subsequently purchase up to eight (8) additional promissory notes (each, an “Additional Note”, the Master Note and each Additional Note collectively, the “Notes”), at any time from the date of issuance of the Master Note until October 10, 2014.  Each Additional Note shall have a principal balance of $22,000 and shall have a purchase price of $20,000, at an original issue discount of $2,000.

Pursuant to the Master Note, if the Company repays the entire balance of each Note prior to the Prepayment Opportunity Date (as defined in the Master Note), the Company shall pay an interest rate equal to 0% per annum.  If the Company does not repay the entire balance of each Note prior to the Prepayment Opportunity Date (as defined in the Master Note) each Note shall have a one-time interest charge equal to 12% , applied to the outstanding balance of each note.

Each Note is convertible, at any time after the date six months from the Purchase Price Date (as defined in the Master Note), into shares of the Company’s common stock at an exercise price equal to (i) the outstanding balance divided by (ii) 60% of the lowest intra-day trade price in the twenty-five (25) trading days immediately preceding the conversion, subject to certain adjustment as further described in the Master Note (the “Conversion Price”).

In connection with the SPA and the issuance of the Master Note, the Company issued to the Investor, warrants to purchase shares of the Company’s common stock (the “Warrant”) at an exercise price equal to the Conversion Price.  The Warrant has a term of five years.  The warrant provides for both cash and cashless exercise.

The issuance of securities in the transaction described in Item 1.01 of this Current Report on Form 8-K was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act.

The above is a summary of the SPA, the Master Note , and the Warrant and is qualified in its entirety by the provisions of the SPA, Master Note and Warrant, which are included as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Form 8-K.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits

Exhibit Number	Description
10.1	Form of SPA
10.2	Form of Master Note
10.3	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DETHRONE ROYALTY HOLDINGS, INC.

Dated: October 29, 2013	By:	/s/ Toby McBride
Name: Toby McBride
Title: Chief Executive Officer